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                             WILLAMETTE VALUE FUND

                         Supplement Dated May 10, 2000
                       to Prospectus Dated July 31, 1999

At a meeting held May 9, 2000, shareholders of Willamette Value Fund ("Fund") approved the following proposals:

 .  an amendment to the Fund's investment advisory agreement with Willamette
   Asset Managers, Inc. ("Adviser") permitting the Adviser to appoint a sub-adviser; and

 .  a sub-investment advisory agreement with The Bank of New York ("Sub-
   Adviser").

The sub-investment advisory agreement is expected to be executed in about a month. At that time, the Sub-Adviser will become responsible for day-to-day management of the Fund's portfolio, subject to the supervision of the Adviser and the Fund's Board of Trustees ("Board"). The fees of the Sub-Adviser will be paid by the Adviser, at no additional cost to the Fund.

The Board has also approved certain changes in the Fund's investment policies. The Sub-Adviser will begin to implement these changes when it commences its management of the Fund's portfolio. Under the Fund's new policies, as at present, the Fund's portfolio will be managed in two components, each comprising approximately one-half of the Fund's assets. The first component, as at present, will, under normal market conditions, be invested in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). The second component, unlike present policies, will be actively managed. Thus, under normal market conditions, this component will be invested primarily in equity securities that the Sub-Adviser believes have certain characteristics of "value" securities. These characteristics include: low price to normalized earnings ratio, above-average dividend yield, low price relative to net asset value, low valuation relative to the security's historic average, and other factors. (Under the Fund's current policies, this second component is invested in accordance with a formula in certain New York Stock Exchange-listed issuers that are not included in the DJIA.) Although the Adviser and the Sub-Adviser believe this change will better enable the Fund to achieve its investment objective, there can be no assurance that the new policies will cause the Fund's performance to improve. The Fund will continue to seek, as its investment objective, above average total return through a combination of capital appreciation and dividend income.

The Sub-Adviser, with principal offices at One Wall Street, New York, New York, was New York's first bank, founded by Alexander Hamilton in 1784. It is one of the largest commercial banks in the United States, with assets of over $74.8 billion as of December 31, 1999. The Sub-Adviser had assets under management of approximately $60 billion as of December 31, 1999. The Sub-Adviser also serves as sub-adviser to Willamette Small Cap Growth Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE